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PRIME MINISTER'S OFFICE                      REPUBLIC OF MALI
                                             ONE PEOPLE-ONE GOAL-ONE FAITH

GENERAL SECRETARIAT
OF THE GOVERNMENT

             DECREE N[degree] 99-361/PM-RM DATED 17 NOV. 1999

  PERTAINING TO THE TRANSFER TO THE SOCIETE DES MINES DE MORILA OF THE MINING PERMIT FOR GOLD, SILVER, RELATED SUBSTANCES AND PLATINUM GROUP METALS AWARDED
                   TO RANDGOLD RESOURCES LIMITED

                             THE PRIME MINISTER,

IN VIEW OF  the Constitution;

IN VIEW OF Order N[degree] 99-032/P-RM dated 19 August 1999 pertaining to the Mining Code in the Republic or Mali;

IN VIEW OF Decree N[degree] 99-255/P-RM dated 15 September 1999 determining the implementation procedures for Order N[degree] 99-032/P-RM dated 19 August 1999 pertaining to the Mining Code in the Republic of Mali;

IN VIEW OF Decree N[degree] 99-256/PM-RM dated 15 September 1999 pertaining to the approval of a specimen Establishment Convention for the exploration and mining of mineral substances in the Republic of Mali;

IN VIEW OF Decree N[degree] 99-217/PM-RM of 04 August 1999 pertaining to the award to Randgold Resources Limited of a mining permit for gold, silver, related substances and platinum group metals;

IN VIEW OF Decree N[degree] 97-263/P-RM of 13 September 1997 pertaining to the appointment of a Prime Minister;

IN VIEW OF Decree N[degree] 97-282/P-RM of 16 September 1997 pertaining to the appointment of members of the Government;

IN VIEW OF an application dated 20 August 1999 pertaining to the transfer of N[degree] 000*/MORILA/99 submitted by Mr Mahamadou SAMAKE, in his capacity as Member of the Board of Morila S.A.;

IN VIEW OF an application dated 20 August 1999 pertaining to the transfer of N[degree] 0127/RANDGOLD/99 submitted by Mr David ASHWORTH, in his capacity as Financial Director of Randgold Resources Limited;

                              DECREES AS FOLLOWS:

ARTICLE 1: The mining permit for gold, silver, related substances and platinum group metals in the Morila zone (Bougouni Circle) Issued to Randgold Resources Limited by Decree N[degree] 99-217/PM-RM dated 04 August 1999, is hereby transferred to the Societe des Mines de Morila (Morila S.A.).

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                                      2

ARTICLE 2: This transfer is valid for the rest of the period specified in
           Decree N[degree] 99-217/PM-RM dated 04 August 1999 referred to above.

ARTICLE 3: The Societe des Mines de Morila (Morila S.A.) shall benefit from the rights and shall be subjected to the obligations of legislative and statutory texts, as well as undertakings made by Randgold Resources Limited.

ARTICLE 4: The Minister of Mining and Energy Affairs shall be responsible for the execution of the present decree, which will be registered and published in the Government Gazette.

                                               BAMAKO, 17 NOV. 1999

                                               THE PRIME MINISTER

                                               [SIGNATURE ILLEGIBLE]

                                               IBRAHIM BOUBACAR KEITA

THE MINISTER OF MINING AND ENERGY AFFAIRS

[SIGNATURE ILLEGIBLE]

YORO DIAKITE